SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Core Fixed Income Fund

The following change is effective on or about June 2, 2014:

Fischer Francis Trees & Watts, Inc. (FFTW) will no longer serve as subadvisor to the fund. All references to FFTW are hereby deleted.

The following non-fundamental investment policy is hereby deleted from the INVESTMENT RESTRICTIONS section of the fund’s Statement of Additional Information Part I:

(8) the fund’s non-US investments may be denominated only in the US dollar.

The following non-fundamental investment policy replaces similar disclosure in the INVESTMENT RESTRICTIONS section of the fund’s Statement of Additional Information Part I:

(9) the fund may only invest up to 10% of net assets in below investment-grade bonds, including securities in default.

Please Retain This Supplement for Future Reference

March 11, 2014
SAISTKR-144